UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2023

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36150	33-0344842
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Directors Place

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 203-4100

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SRNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 3, 2023, in related actions pending before the Honorable Terry Green of the Los Angeles Superior Court (the “Court”), entities ultimately controlled by Dr. Patrick Soon-Shiong; specifically, NantCell, Inc. and Immunotherapy NANTibody, LLC (together, the “Nant Entities”), petitioned the Court for a temporary restraining order prohibiting Sorrento Therapeutics, Inc. (“Sorrento”) “from taking any steps to effectuate or implement the stockholder dividend of Scilex Holding Company stock owned by Sorrento, declared by the Sorrento Board of Directors on December 29, 2022 and publicly announced in the SEC Form 8-K release on December 30, 2022.” Sorrento opposed the Nant Entities’ request for injunctive relief and, on January 4, 2023, Judge Green denied the Nant Entities’ request in its entirety.

As Sorrento previously disclosed, also pending before Judge Green is a lawsuit that Sorrento filed in 2020 against Dr. Soon-Shiong, asserting claims for fraudulent inducement and common law fraud, and alleging that, among other things, Dr. Soon-Shiong acquired the cancer treatment drug Cynviloq™ for the purpose of halting its progression to the market. That action was stayed pending resolution of an arbitration before the American Arbitration Association against NantPharma, LLC (“NantPharma”) relating to alleged breaches of the May 14, 2015 Stock Sale and Purchase Agreement entered into between Sorrento and NantPharma to develop Cynviloq (the “Cynviloq Arbitration”). As Sorrento previously disclosed in its Current Report on Form 8-K filed on December 21, 2022, the arbitrator in the Cynviloq Arbitration ordered NantPharma, which is also ultimately owned and controlled by Dr. Soon-Shiong, to pay Sorrento $125.0 million. Now that the Cynviloq Arbitration has concluded, Sorrento intends to request that the stay in the action against Dr. Soon-Shiong be removed so that it may pursue its fraud claims against Dr. Soon-Shiong before a jury.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: January 6, 2023	By:	/s/ Henry Ji, Ph.D.
Name: Henry Ji, Ph.D.
Title: Chairman of the Board, President and Chief Executive Officer